UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

Vir Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39083	81-2730369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Illinois Street, Suite 500
San Francisco, California	94158
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 906-4324

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VIR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 4, 2022, the Board of Directors (the “Board”) of Vir Biotechnology, Inc. (the “Company”) appointed Johanna Friedl-Naderer, age 54, to serve as Executive Vice President and Chief Operating Officer of the Company. As Chief Operating Officer, Ms. Friedl-Naderer is responsible for overseeing the Company’s business development, finance, product development/regulatory and corporate affairs operations. Previously, Ms. Friedl-Naderer served as the Company’s Executive Vice President and Chief Business Officer, Global from March 2022 to April 2022. Prior to joining the Company, Ms. Friedl-Naderer held various positions at Biogen Inc. (“Biogen”) from February 2001 to January 2022, most recently serving as President of Europe, Canada & Partner Markets at Biogen and as a member of Biogen’s Global Leadership Team, where she was fully responsible for the regional P&L and working on global commercial aspects of the business including strategy, planning and execution. During her more than 20-year tenure at Biogen, she held positions of increasing responsibility across a wide range of functions, building and leading teams in advancing access to medicines for the treatment of neurological conditions, including multiple sclerosis, spinal muscular atrophy, amyotrophic lateral sclerosis and Alzheimer’s disease. Ms. Friedl-Naderer has also served on several boards of directors, including the boards of directors of the European Federation of Pharmaceutical Industries & Associations (EFPIA), the Swiss-American Chamber of Commerce, Interpharma and the council of the International Federation of Pharmaceutical Manufacturers and Associations (IFPMA).

There are no arrangements or understandings between Ms. Friedl-Naderer and any other person pursuant to which she was selected as Chief Operating Officer of the Company, and there is no family relationship between Ms. Friedl-Naderer and any of the Company’s directors or executive officers. Ms. Friedl-Naderer has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As of the filing of this Current Report on Form 8-K (this “Report”), the Compensation Committee of the Board and the Board have not determined the compensation of Ms. Friedl-Naderer in connection with her new appointment. The Company will provide this information by filing an amendment to this Report after the information is determined or becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date: April 7, 2022	By:	/s/ Howard Horn
Howard Horn Chief Financial Officer and Secretary